EXHIBIT 10.1

FORM OF
AMENDMENT #8 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT #8 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into by the undersigned parties as of August 9, 2006 with respect to the Credit and Security Agreement dated as of August 16, 2002 by and among Boston Scientific Funding Corporation, a Delaware corporation (“Borrower”), Boston Scientific Corporation, a Delaware corporation, as initial Servicer, Variable Funding Capital Company LLC, a Delaware limited liability company as assignee of Blue Ridge Asset Funding Corporation (“VFCC”), Victory Receivables Corporation, a Delaware corporation (“Victory”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch), individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually as a Liquidity Bank, as VFCC Agent and as Administrative Agent, as amended from time to time (the “Credit and Security Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.

RECITALS

WHEREAS, the Borrower, the initial Servicer, Victory, VFCC, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, individually as a Liquidity Bank and as Victory Agent and Wachovia Bank, National Association, individually, as a Liquidity Bank, as VFCC Agent and as Administrative Agent entered into the Credit and Security Agreement; and

WHEREAS, the Borrower has requested that the Agents amend the Credit and Security Agreement.

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.    Amendments.

1.1. The following definitions in the Credit and Security Agreement are hereby amended and restated in their entirety to read, respectively, as follows:

“Aggregate Commitment” means, on any date of determination, the aggregate amount of the Commitments to make Loans hereunder. As of August 9, 2006, the Aggregate Commitment is $350,000,000.

“BSX Credit Agreement” means that certain Credit Agreement dated as of April 21, 2006 in effect on the date hereof among (i) BSX, as the “Borrower” thereunder, (ii) BSC International Holding Limited, as the “Term Loan Borrower” thereunder, (iii) the lenders party thereto, (iv) Merrill Lynch Capital Corporation, as “Syndication Agent” thereunder, (v) Bear Stearns & Co., Deutshe Bank Securities Inc. and Wachovia Bank, National Association, as “Documentation Agents” thereunder, and (vi) Bank of America, N.A., as “Administrative Agent” thereunder, provided that BTMU and Wachovia are still party thereto as lenders.

“Scheduled Termination Date” means, as to each Liquidity Bank, the earlier to occur of August 8, 2007 and the date on which its Liquidity Commitment terminates in accordance with the Liquidity Agreement to which it is a party, in either of the foregoing cases, unless extended by agreement of such Liquidity Bank in accordance with Section 1.8.

1.2. Section 1.6 of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.6. Changes in Aggregate Commitment.

(a) Borrower may reduce the Aggregate Commitment in whole, or ratably between the Groups in part, in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000), upon at least five (5) Business Days’ written notice to the Co-Agents in the form of Exhibit VII-1 hereto (each, a “Commitment Reduction Notice”), which notice shall specify the aggregate amount of any such reduction and the VFCC Liquidity Banks’ and Victory Liquidity Banks’ respective amounts thereof, provided, however, that (a) the amount of the Aggregate Commitment may not be reduced below the Aggregate Principal unless accompanied by a prepayment pursuant to Section 1.5 in the amount necessary to ensure that the Aggregate Principal does not exceed the Aggregate Commitment, and (b) the amount of the Aggregate Commitment may not be reduced below $100,000,000 unless the Aggregate Commitment is terminated in full. All accrued and unpaid fees, including Broken Funding Costs, if any, shall be payable on the effective date of any termination of the Aggregate Commitment. Each Commitment Reduction Notice shall be irrevocable once delivered to the Co-Agents.

(b) At any time prior to the Facility Termination Date while the Aggregate Commitment is less than $350,000,000, Borrower may request an increase in the Aggregate Commitment up to an amount not to exceed $350,000,000, ratably between the Groups (except as provided in the last sentence of this Section 1.6(b)), in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000), upon at least fifteen (15) Business Days’ written notice to the Co-Agents in the form of Exhibit VII-2 hereto (each, a “Commitment Increase Request”), which request shall specify the aggregate amount of any such increase and the VFCC Liquidity Banks’ and Victory Liquidity Banks’ proposed respective amounts thereof. On or within fifteen (15) Business Days after its receipt of a Commitment Increase Request, each of the Co-Agents shall notify Borrower in writing in the form of Exhibit VII-3 hereto (each, a “Commitment Increase Response”) as to whether the Liquidity Banks in its Group, in their sole and absolute discretion, will agree to such Group’s requested increase in whole or in part. Failure by either Co-Agent to issue a Commitment Increase Response within such fifteen (15) Business Day period shall be deemed to constitute a denial by such Co-Agent’s Group. If either of the Co-Agents issues a Commitment Increase Response that is affirmative, in whole or in part, the agreed portion of the increase requested from its Group will become effective on the fifteenth (15th) Business Day after the date of the applicable Commitment Increase Request. If either of the Co-Agents issues a Commitment Increase Response that is negative, in whole or in part, or fails to issue a timely Commitment Increase Response, Borrower may request the other Co-Agent’s Group to agree to the declined portion of such increase by issuing another Commitment Increase Request pursuant to this Section 1.6(b).

(c) If Borrower requests more than two changes in the Aggregate Commitment pursuant to this Section 1.6 after August 9, 2006, no such change shall become effective unless and until Borrower has paid each of the Co-Agents whose Liquidity Banks provide an increase in their Commitments, a fully-earned and nonrefundable administrative fee of $5,000 each in immediately available funds.

1.3.    Section 14.5(b) of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

(b) Anything herein to the contrary notwithstanding, each Loan Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to any Agent, the Liquidity Banks, any Conduit and any credit enhancer of any Conduit (but in accordance with the customary practices of the disclosing parties), by each other, (ii) by any Agent, any Lender or any credit enhancer of any Conduit to any prospective or actual assignee or participant of any of them (but in accordance with the customary practices of the disclosing parties), and (iii) by any Agent or any credit enhancer of any Conduit to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Conduit, any credit enhancer of any Conduit (but in accordance with the customary practices of the disclosing parties) or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia or BTMU acts as the administrative agent and to any officers, directors, employees, investors, potential investors, outside accountants and attorneys and other advisors of any of the foregoing if they agree to hold such information confidential (it being understood that in the case of any disclosure to investors, potential investors and any advisors of the foregoing, such disclosure will be in accordance with the customary practices of the disclosing party and will not identify any Originator or any Affiliate thereof by name), provided that, in each case, each such Person is informed of the confidential nature of such information and agrees to maintain the confidential nature of such information. In addition, the Lenders, the Agents and any credit enhancer of any Conduit may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law); provided that the Lenders, the Agents and any such credit enhancer shall promptly notify the applicable Loan Party of any such disclosure, except if such disclosure is in relation to (A) a routine audit or review by state or Federal authority or examiner or (B) routine periodic reporting to such state or Federal authorities or examiners in the normal course of business.

1.4.    The Credit and Security Agreement is hereby amended to add Exhibits VII-1, VII-2 and VII-3 thereto in the form of Annexes 1, 2 and 3, respectively, to this Amendment.

2.    Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a)    The Agents shall have received counterparts hereof duly executed by each of the parties hereto, and

(b)    Victory shall have received counterparts of an amendment to the Victory Liquidity Agreement extending the term thereof through August 8, 2007, and

(c)    VFCC shall have received counterparts of an amendment to the VFCC Liquidity Agreement extending the term thereof through August 8, 2007.

The signatures of Victory and VFCC on counterparts of this Amendment shall constitute confirmation that conditions (b) and (c), respectively, have been satisfied.

3.    Scope of Amendment. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.    Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BOSTON SCIENTIFIC FUNDING CORPORATION

By:
Name:
Title:

BOSTON SCIENTIFIC CORPORATION, as Servicer

By:
Name:
Title:

VARIABLE FUNDING CAPITAL COMPANY LLC

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
individually as a Liquidity Bank, as VFCC Agent and as Administrative Agent

By:
Name:
Title:

VICTORY RECEIVABLES CORPORATION

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Victory Agent

By:
Name:
Title:

Annex 1

EXHIBIT VII-1

FORM OF COMMITMENT REDUCTION NOTICE

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[Borrower’s Name]

COMMITMENT REDUCTION NOTICE

Date: __________________

To:	Wachovia Bank, National Association, as VFCC Agent, and
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Victory Agent

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement dated as of August 16, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Boston Scientific Funding Corporation, a Delaware corporation (the “Borrower”), Boston Scientific Corporation, a Delaware corporation as initial Servicer, Variable Funding Capital Company LLC, Victory Receivables Corporation, various Liquidity Banks, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Co-Agent, and Wachovia Bank, National Association, as a Co-Agent and Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

1. The [Servicer, on behalf of the] Borrower hereby irrevocably notifies the Co-Agents of the following reduction in the Aggregate Commitment:

(a) Amount of Aggregate Commitment in effect on the date hereof: $__________

(b) Aggregate Reduction requested:  $___________

(i) VFCC Group’s amount of reduction: $___________

(ii) Victory Group’s amount of reduction: $___________

(c) Effective date of reduction: __________________, 20__ (which date is not less than five (5) Business Days after the date hereof).

(d) Amount of Aggregate Commitment that will be in effect after giving effect to the foregoing Aggregate Reduction: $__________

(i) VFCC Group’s amount of revised Aggregate Commitment: $___________

(ii) Victory Group’s amount of revised Aggregate Commitment: $___________

2. The [Servicer, on behalf of the] Borrower hereby certifies to the Co-Agents as follows:

(a) An administrative fee of $5,000 in immediately available funds is [not] payable to the undersigned in connection with this decrease; and

(b) After giving effect to the foregoing reduction in the Aggregate Commitment:

(i) The amount of the Aggregate Commitment will not have been reduced below the Aggregate Principal unless accompanied by a prepayment pursuant to Section 1.5 of the Credit Agreement in the amount necessary to ensure that the Aggregate Principal does not exceed the Aggregate Commitment;

(ii) The amount of the Aggregate Commitment will not be less than $100,000,000 unless the Aggregate Commitment is terminated in full; and

(iii) All accrued and unpaid fees, including Broken Funding Costs, if any, shall be payable on the effective date of any termination of the Aggregate Commitment.

IN WITNESS WHEREOF, the [Servicer, on behalf of the] Borrower has caused this Commitment Reduction Notice to be executed and delivered as of this ____ day of ___________, _____.

[_______________________, as Servicer, on behalf of:]
_________________________, as Borrower

By:
Name:
Title:

Annex 2

EXHIBIT VII-2

FORM OF COMMITMENT INCREASE REQUEST

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[Borrower’s Name]

COMMITMENT INCREASE REQUEST

Date: __________________

To:	Wachovia Bank, National Association, as VFCC Agent, and
The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Victory Agent

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement dated as of August 16, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Boston Scientific Funding Corporation, a Delaware corporation (the “Borrower”), Boston Scientific Corporation, a Delaware corporation as initial Servicer, Variable Funding Capital Company LLC, Victory Receivables Corporation, various Liquidity Banks, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Co-Agent, and Wachovia Bank, National Association, as a Co-Agent and Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

1. The [Servicer, on behalf of the] Borrower hereby requests the following increase in the Aggregate Commitment:

(a) Amount of Aggregate Commitment in effect on the date hereof: $__________

(b) Aggregate increase requested:  $___________

(i) VFCC Group’s amount of requested increase: $___________

(ii) Victory Group’s amount of requested increase: $___________

(c) If approved, effective date of increase: __________________, 20__ (which date is not less than fifteen (15) Business Days after the date hereof).

(d) Amount of Aggregate Commitment that will be in effect after giving effect to the foregoing aggregate increase: $__________

(i) VFCC Group’s amount of revised Aggregate Commitment: $___________

(ii) Victory Group’s amount of revised Aggregate Commitment: $___________

2. The [Servicer, on behalf of the] Borrower hereby certifies, represents and warrants to the Agents and the Lenders that on and as of the effective date of the requested increase in Aggregate Commitment:

(a) each of its representations and warranties contained in Section 6.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of such effective date; provided, however, that so long as each of the Liquidity Banks remains a party to the BSX Credit Agreement, in no event will any Loan Party be required to “bring-down” its representation in Section 6.1(b) or 6.1(g);

(b) no event will have occurred and is continuing, or would result from the requested increase that constitutes an Amortization Event or Unmatured Amortization Event;

(c) the Termination Date has not occurred; and

(d) an administrative fee of $5,000 in immediately available funds is [not] payable to the undersigned in connection with this increase.

IN WITNESS WHEREOF, the [Servicer, on behalf of the] Borrower has caused this Commitment Increase Request to be executed and delivered as of this ____ day of ___________, _____.

[_______________________, as Servicer, on behalf of:]
_________________________, as Borrower

By:
Name:
Title:

Annex 3

EXHIBIT VII-3

FORM OF COMMITMENT INCREASE RESPONSE

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[VFCC/Victory] Group

COMMITMENT INCREASE RESPONSE

Date: __________________

To:	Boston Scientific Funding Corporation, and
Boston Scientific Corporation, as Servicer

Ladies and Gentlemen:

Reference is made to the Credit and Security Agreement dated as of August 16, 2002 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Boston Scientific Funding Corporation, a Delaware corporation (the “Borrower”), Boston Scientific Corporation, a Delaware corporation as initial Servicer, Variable Funding Capital Company LLC, Victory Receivables Corporation, various Liquidity Banks, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as a Co-Agent, and Wachovia Bank, National Association, as a Co-Agent and Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

1. On _____________, 20__, you requested that the [VFCC/Victory] Group increase its share of the Aggregate Commitment by $______________ (the “Group’s Requested Increase Share”) effective on __________________, 20__ (the “Increase Effective Date”).

2. Please be advised that the [VFCC/Victory] Group is agreeable to increasing its share of the Aggregate Commitment by $__________ [insert a dollar amount from and including $0 to and including an amount equal to the Group’s Requested Increase Share] on the Increase Effective Date.

3. An administrative fee of $5,000 in immediately available funds is [not] payable to the undersigned in connection with this increase.

Very truly yours,

[CO-AGENT’S NAME], as [VFCC/Victory] Agent

By:	/s/
Name:
Title:

[By:	/s/
Name:
Title:]